SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934


Date of Report (date of earliest event reported): January 21, 1998


                         NATIONAL FINANCIAL AUTO FUNDING TRUST
                (Exact name of registrant as specified in its charter)


                                     333-44159
              Delaware               333-28829            not applicable
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
       of Incorporation)              File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:        (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.      Monthly Report Information:
                      Aggregate distribution information for the current distribution date January 21, 1998.

              Principal      Interest              Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.      Have any deficiencies occurred?   NO.
                      Date:
                      Amount:
              D.      Were any amounts paid or are any amounts payable under
                      the Certificate Guaranty Insurance Policy?   NO
                      Amount:
              E.      Are there any developments with respect to the Certificate
                      Insurance Guaranty Policy?          NONE.

              F.      Item 1: Legal Proceedings:          NONE

              G.      Item 2: Changes in Securities:      NONE

              H       Item 4: Submission of Matters to a Vote of
                      Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.      Monthly Servicer Certificate dated January 21, 1998.


                         Pre-Funding
  Collection Pre-Funding   Reserve    Spread   RevolvingCertificateTrans Master
    Account    Account     Account    Account   Account   Account  ferorServicer


1       0.00        0.00       0.00       0.00     0.00       0.00 0.00    0.00
2                   0.00       0.00       0.00     0.00
3            16490982.64  154832.00 3745054.95

4 1158280.49
5       0.00
6       0.00
7       0.00                                                               0.00
8       0.00                                                       0.00
9       0.00                                                               0.00
10      0.00                              0.00                     0.00
11-626636.50                                       0.00  626636.50
12      0.00


13-531643.99                                             531643.99
14                                                            0.00 0.00
15
     0.00
16                                                 0.00       0.00
17                             0.00                           0.00 0.00
18                                        0.00                0.00
19                                                            0.00
20                                   486521.25
21                  0.00       0.00                0.00       0.00
22                                                            0.00
23                  0.00                           0.00       0.00 0.00
24                                                            0.00
25                                                            0.00
26                                                            0.00         0.00
27                                                            0.00 0.00


28                             0.00                                0.00
29                                                                 0.00
30      0.00 16490982.64  154832.00 4231576.20     0.00 1158280.49 0.00  0.00
31                                                      1158280.49

1 = Beginning Account Balances
2 = Interest Income
3 = Add: 1/20/98 cash proceeds from the closing of the 1998-1 Trust Collection Account
4 = Lockbox Collections during the Collections Period
5 = Add: Retransfer Amount
6 = Add: Any income and gain from investments of funds in Collection Acct
7 = Add: Amounts received from Transferor, Master Servicer or Subservicer
8 = Less: Late Payment fees collected
9 = Less: Supplemental Servicing Fee
10 = Less: Any income and gain on investments of deposits in Collection Acct 11 = Less: Scheduled & Prepay Contract Principal
12 = Less: Amounts deposited from Retransferred Contracts

Certificate Account
13 = Add: Withdrawals from Collection Account
14 = Add: Amounts received from the Transferor
15 = Add: Amounts received from the Master Servicer or Subservicer
16 = Add: Withdrawals from Revolving Account
17 = Add: Withdrawals from the Pre-Funding Reserve Account
18 = Add: Withdrawals from the Spread Account
19 = Add: Proceeds of any Contracts or Property
20 = Add: Amounts deposited with respect to the spread requirements
21 = Add: Any income and gain on investments of funds in the Certificate Acct 22 = Add: Amounts received from Certificate Insurer
23 = Add: Withdrawals from the Revolving Acct or Pre-Funding Acct
24 = Less: Expenses of an Opinion of Counsel
25 = Less: Expenses of Master Servicer or Transferor
26 = Less: Payments to Master servicer of Insurance and Liquidation Proceeds 27 = Less: Payments to Transferor from Retransferred Contracts or property

Pre-Funding Reserve Account
28 = Less: Amount in excess of Required Deposit
29 = Less: Amounts Distributed
30 = Ending Account Balances
31 = Available Amount to Certificate Holders

Class A Certificate Factor

Current Class A Balance                      84,629,761
Initial Class A Balance                      85,200,000

                        Certificate Factor:0.9933070515


Aggregate Contract Principal  Balance        74,877,778

Class A Balance                              84,629,761
Less: Prefunding Account       (16,490,983)
   Receivable backed Certificates            68,138,778

A Investor Percentage                             91.00%

Beginning of Transaction         12/16/97
Payment Date                     01/21/98
Month of Transaction                    1
Period Ended                     12/31/97

Collection Account
Beginning Balance                                                        0.00
Collections during the Collections Period                          1158280.49
Retransfer Amount received                                               0.00
Any income and gain from investments in the Collection Account      0.00
Amounts received                                                         0.00

Late Payment Fees collected                                              0.00
Supplemental Servicing Fee                                               0.00
Amounts deposited with respect to  Retransferred Accounts                0.00
Scheduled Principal (During Revolving Period - Months 1 through 2) 410254.58
Prepayments (During Revolving Period - Months 1 through 2)          216381.92
Recoveries (During Revolving Period - Months 1 through 2)                0.00

Certificate Account
Amounts received from the Transferor                                     0.00
Amounts received from the Master Servicer or Subservicer                 0.00
Withdrawals from the Pre-Funding Reserve Account                         0.00
Withdrawals from the Spread Account                                      0.00
Proceeds of any Contracts or Property                                    0.00
Any income and gain on investments in the Certificate Account            0.00
Amounts received from Certificate Insurer (Claims to FSA)                0.00

Expenses of an Opinion of Counsel                                        0.00
Expenses of Master Servicer or Transferor                                0.00
Payments to Master servicer of Insurance and Liquidation Proceeds        0.00
Payments to the Transferor                                               0.00

Pre-Funding Reserve Account
Beginning Balance                                                        0.00
Amount in excess of Required Deposit                                     0.00
Interest Income                                                          0.00

Certificate Insurer
Is there a claim, or has there ever been a claim?                          No

Revolving Account
Beginning Balance                                                        0.00
Transfers                                                                0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                       0.00
Interest Income                                                          0.00

Pre-Funding Account
Beginning Balance                                                        0.00
Interest Income                                                          0.00

Spread Account
Beginning Balance                                                        0.00
Interest Income                                                          0.00

Number of loans currently owned by Trust        6,350

Initial Collateral Balance                85200000.00 x

New Originations Transferred to Trust     75504414.69


Initial Certificate Account Balance              0.00

Previous Servicing Fee Arrearage                 0.00

Previous Trustee, Collateral Agent,              0.00
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage              0.00
Unreimbursed expenses to Trustee                 0.00

Unreimbursed expenses - Master Servicer          0.00

Unreimbursed expenses to Standby Servicer        0.00

Unreimbursed expenses to Transferor              0.00


Opening Class A Principal Balance         85200000.00 x
Prior Class A Principal Arrearage                0.00

                                Current   1 Mo. Prior 2 Mos. Prior3 Mos. Prior

30+ Days Past Due              2596912.72        0.00        0.00        0.00
60+ Days Past Due                 7446.71        0.00        0.00        0.00
90+ Days Past Due                    0.00        0.00        0.00        0.00
Delinquent                     2604359.43        0.00        0.00        0.00

Current Month Repos                  0.00        0.00        0.00        0.00
New over 90 Days                     0.00        0.00        0.00        0.00
Defaults                             0.00        0.00        0.00        0.00

Liquidated Contracts
Repos > 90 Days                      0.00        0.00        0.00        0.00
Closed Repo's                        0.00        0.00        0.00        0.00
Past Due > 120 Days                  0.00        0.00        0.00        0.00
Chapter 13 Bankruptcy                0.00        0.00        0.00        0.00
Net Liquidated Accounts              0.00        0.00        0.00        0.00

Recoveries-net expenses              0.00        0.00        0.00        0.00

Net Losses                           0.00        0.00        0.00        0.00

ACPB                          74877778.19 75504414.69        0.00        0.00

Class A Interest Schedule
Opening Class A Principal Balance                           85,200,000.00
Class A Interest Rate                                                5.88%
Class A Interest Rate for 1 Day                                      0.02%
Current Class A Interest  Distribution                          13,916.00
Prior Class A Interest Arrearage                                     0.00
Class A Interest Due                                            13,916.00

Current Class A Interest Arrearage                                   0.00

Class A Principal Schedule

Opening Class A Principal Balance                     85,200,000.00

Scheduled Principal                                            410,254.58
Prepayments                                                    216,381.92
Liquidated Contracts                                                 0.00
(Less) Amounts reinvested                                            0.00
                                                               626,636.50
Retransfers                                                          0.00
                                                               626,636.50

                          Class A Share - 91%                  570,239.22
Remaining Revolving Account Balance                                  0.00
Principal due to Class A                                       570,239.22

Prepayment from Revolving Account                                    0.00
Prepayment From Pre-Funding Account                                  0.00
Prior Class A Arrearage                                              0.00

Class A Principal Due                                          570,239.22

Class A Principal Distribution                                 570,239.22

Current Class A Arrearage                                            0.00

Ending Class A Principal Balance after current Distribution 84,629,760.79


Servicing Fee Schedule

Beginning Collateral Balance                  75,504,414.69
Annual Servicing Rate                                  2.00%
Prior Servicing Fee Arrearage                             0
Current Servicer Fee                              62,920.35
Servicer Fee Due                                  62,920.35
Servicer Fee Paid                                 62,920.35
Current Servicing Fee Arrearage                        0.00

Trustee Fee Schedule

Annual Trustee Fee                                     0.00
Prior Trustee Fee Arrearage                            0.00
Current Trustee Fee                                    0.00
Trustee Fee Due                                        0.00
Current Trustee Fee Arrearage                          0.00

Certificate Insurer Schedule

Ending  Class A Balance                       84,629,760.79
Insurance Premium                                     0.350%
Insurance Premium Supplement                          0.000%
Certificate Insurer Fee                           24,683.68

Pre-Funding Account

Opening Balance                                        0.00
Deposit at closing                            16,490,982.64
Withdrawal From Pre-Funding Account                    0.00
Prepayment from end of Pre-Funding Period              0.00
Closing Balance                               16,490,982.64

Revolving Account Schedule

Opening Balance                                        0.00
Amount Transferred from Collection Account             0.00
First Interim Balance                                  0.00
Withdrawal From Revolving Account                      0.00
Second Interim Balance                                 0.00
Amount Transferred to Certificate Account
Prepayment from release from Revolving Acct            0.00
Ending Balance                                         0.00

Spread Account

Initial Collateral Balance                    85,200,000.00
Spread Account Balance                         3,745,054.95
Interest Earned                                        0.00
Opening Spread Account Balance                 3,745,054.95
Required Balance Spread Account                4,681,318.68
Required Deposit to Spread Account               486,521.25
Ending Spread Account Balance                  4,231,576.20

Cap                                            4,681,318.68

Floor                                         84,629,760.79
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000

(A) Portfolio Performance Tests:     Current:    1 Mo. Previous 2 Mos. Prev
                                     (yes/no)       (yes/no)        (yes/no)
Trigger Event  (Yes/No)                 no             no              no

                                                     Monthly
Delinquencies                                      Delinquency
                     Delinquencies     ACPB           Ratio
      2 Months Prior:        0.00           0.00          0.000%
      1 Month Prior:         0.00  75,504,414.69          0.000%
            Current: 2,604,359.43  74,877,778.19          3.478%
                                                          3.478%
                     Maximum Delinquency Ratio             8.25%

                                                     Monthly         Annual
Gross Defaulted Contracts                            Default        Default
                       Defaults        ACPB           Rate            Rate
      2 Months Prior:           0              0                          0.000%
      1 Month Prior:            0     75,504,415          0.000%          0.000%
            Current:            0     75,191,096          0.000%          0.000%
                                                          0.000%          0.000%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             18.00%
      (iii)  Month 25 through the remainder of the transaction       14.00%

                                                     Monthly         Annual
Losses                                                Loss            Loss
                        Losses         ACPB           Rate            Rate
      2 Months Prior:           0              0                          0.000%
      1 Month Prior:            0     75,504,415          0.000%          0.000%
            Current:            0     75,191,096          0.000%          0.000%
                                                          0.000%          0.000%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                              8.00%
      (iii)  Month 25 through the remainder of the transaction             6.00%

(B) Insurance Agreement Event of Defaults        1 Mo. Previous 2 Mos. Prev
                                     Current:       (yes/no)        (yes/no)
Event of Default (Yes/No)               no             no              no

(1)   Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;
(3)   Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                     Monthly
Delinquencies                                      Delinquency
                     Delinquencies     ACPB           Ratio
      2 Months Prior:           0              0
      1 Month Prior:            0     75,504,415          0.000%
            Current:    2,604,359     74,877,778          3.478%
                                                          3.478%

                     Maximum Delinquency Ratio            11.00%


(5)   The Default Rate average over the 3 previous Monthly
      Periods exceeds 25% for month 1 through 24, and 17% for the remainder othe transaction;


                                                     Monthly         Annual
Defaults                                             Default        Default
                       Defaults        ACPB           Rate            Rate
      2 Months Prior:           0              0                          0.000%
      1 Month Prior:            0     75,504,415          0.000%          0.000%
            Current:            0     75,191,096          0.000%          0.000%
                                                          0.000%          0.000%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             25.00%
      (iii)  Month 25 through the remainder of the transaction            17.00%

(B) Insurance Agreement Event of defaults (Cont.)

(6)   The Net Loss Rate averaged over the 3 previous Monthly
      Periods exceeds 11% for month 1 through 24, and 8% for the remainder ofthe transaction;


                                                     Monthly         Annual
Losses                                                Loss            Loss
                        Losses         ACPB           Rate            Rate
      2 Months Prior:           0              0                          0.000%
      1 Month Prior:            0     75,504,415          0.000%          0.000%
            Current:            0     75,191,096          0.000%          0.000%
                                                          0.000%          0.000%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 12                                             11.00%
      (iii)  Month 25 through the remainder of the transaction      8.00%


(7)   The Servicer Termination Events listed below:

 (i)  Failure to deposit funds as required under                       no
      Pooling and Servicing Agreement

 (ii) Failure to deliver the Servicer's Certificate                      no

(iii) Breach of Servicer covenants                                     no

 (iv) Bankruptcy or insolvency of the Servicer                         no

 (v)  Material breach of representations and warranties                no

 (vi) Certificate Insurer has not delivered a                          no
      Servicer Extension Notice

(vii) Insurance Agreement Event of Default on                          no
      this or other transactions
(viii)Claim under the policy                                           no

                                                    Certificate
                                                      Account     Payment
Available Amount                                   1,158,280.49

Payments on Payment Date

 (i)  Servicing Fee                                  (62,920.35)  62,920.35



 (ii) Trustee, Collateral Agent                            0.00        0.00
      and Custodian fees

(iiia)Class A Interest                               (13,916.00)  13,916.00

(iiib)Class A Principal                             (570,239.22) 570,239.22

 (iv) Certificate Insurer                            (24,683.68)  24,683.68



 (v)  Collateral Agent (Spread Account)             (486,521.25) 486,521.25

 (vi) [Reserved]

(vii) Unreimbursed expenses to the Trustee                 0.00       (0.00)

(viii)Unreimbursed expenses to the Master Servicer         0.00        0.00

 (ix) Unreimbursed expenses to the Standby Servicer        0.00        0.00

 (x)  Unreimbursed expenses to the Transferor              0.00        0.00

 (xi) Class B Certificate Holders                          0.00        0.00


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      FINANCIAL ASSET SECURITIES CORPORATION


                             /s/ Kevin Adams
                             VP/CFO


Dated:        December 31, 1997